Park City Group
Income Statement
For the 3 years ended 12/31/00
Unaudited


                                 1998             1999              2000
                                -----      -     -----       -     ----

Revenues:
  Software licenses           1,356,310         2,276,679         2,958,956
  Maintenance and support     3,122,818         2,539,056         2,069,574
  Services                    1,900,139         1,233,895         1,069,385
-------------------------------------------------------------------------------
                              6,379,267         6,049,630         6,097,915

Cost of revenues              1,753,621           984,166           962,103
-------------------------------------------------------------------------------
Gross profit                  4,625,646         5,065,465         5,135,812

Operating expenses:
Research and development      2,970,664         1,410,500         1,411,552
Sales and marketing           1,989,109         1,138,690           921,618
General and administrative      621,117         1,312,593           322,642
-------------------------------------------------------------------------------
                              5,580,890         3,861,783         2,655,812

Operating income (loss)        (955,244)        1,203,682         2,480,000
===============================================================================

Note: Operating income does not include interest and depreciation expenses

                    Prepared by the Company for Internal Use

Park City Group
Comparative Balance Sheets
For the 3 years ended 12/31/00
Unaudited

                                                        As of               As of             As of
                                                      12/31/98             12/31/99          12/31/00
                                                      --------             --------          --------


ASSETS
Current assets
  Cash and cash equivalents                            $72,482              $246,021        $1,097,735
  Marketable securities                                  1,356                 1,421             1,440
  Accounts receivable
   Trade, net of allowance for doubtful accounts      2,176,036              728,874         1,326,953
   Related party                                       (109,021)               2,000            (5,553)
  Income tax receivable                                       0                    0                 0
  Deferred income taxes                                 125,500              125,500           125,500
  Prepaid expenses and other                             54,748               24,584            38,061
                                                              -                    -                 -
                                                      2,321,101            1,128,400         2,584,136

Accounts receivable-long term                                 0                    0                 0
Property and equipment, net                             385,628              307,355           404,916
Non-current deferred taxes                            3,742,134            4,903,000         4,903,000
Other assets                                             32,684               34,150            34,785
                                                              -                    -                 -
                                                      6,481,547            6,372,905         7,926,837
                                                    ===========           ===========      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Accounts payable                                     $713,085             $194,823          $118,942
  Sales tax payable                                      77,940               42,040            21,633
  Accrued employee compensation                         248,737              153,428           123,791
  Other accrued liabilities                              48,657              327,733           155,660
  Income taxes payable                                        0                    0             2,029
  Current portion of note payable and capital
    lease obligations                                 1,675,000               90,736            90,736
  Current portion of deferred revenue                 6,418,880            3,647,442         3,045,035
                                                              -                    -                 -
                                                      9,182,299            4,456,202         3,557,826


Deferred revenue, less current portion                        0                    0                 0
Capital lease obligations, less current portion          81,159               28,006           (56,539)
Note payable, less current portion                            0            2,150,000         2,150,000
Other accrued liabilities                                     0                    0                 0
                                                              -                    -                 -
                                                      9,263,458            6,634,208         5,651,287
                                                              -                    -                 -
Shareholders' equity
  Common stock - $.00002 par value; 40,000,000
    shares authorized                                       503                  503               503
  Additional paid-in capital                          6,293,606            6,294,031         6,294,031
  Treasury stock                                              0                    0                 0
  Advances to shareholders                                    0                    0                 0
  Accumulated deficit                                (9,076,020)          (6,555,837)       (4,018,984)
                                                              -                    -                 -
                                                     (2,781,911)            (261,303)        2,275,550
                                                              -                    -                 -
                                                      6,481,547            6,372,905         7,926,837
                                                    ===========           ==========       ===========

                    Prepared by the Company for Internal Use

                                  CONFIDENTIAL

                                      DRAFT

                              Park City Group, Inc.

                       Consolidated Financial Projections

                              Financial Projections


The accompanying financial projections are based on conservative estimates of revenues from current and anticipated product upgrades and enhancements and the related costs of development. They present neither the most optimistic nor the most pessimistic anticipated results of operations for the periods presented. Rather each projected source of revenue and associated costs has been evaluated and categorized by criteria which are considered to be conservative relative to likelihood of success based on certain uncertainties and risks. Actual results may vary based on the availability of operating capital, ultimate performance and other factors that may beyond the control of the Company and its management. As with all such projections, no guarantee can be made as to their completeness and accuracy nor should any be inferred. Actual results may change at any time without notice. Assumptions used as the basis for these financial projections are not included with this documentation.

                              Park City Group, Inc.
                    Consolidated 2 Year Earnings Projections


                                                     2001               2002
                                                     ----               ----
Revenues-
  Software licenses                              $  4,460,000      $  6,870,000
  Maintenance and support                           2,000,000         2,645,000
  Services                                            920,000         2,185,000
                                               --------------     -------------

Total Revenues                                      7,380,000        11,700,000

Cost of revenues                                    1,000,000         2,000,000
                                                -------------     -------------

Gross profit                                        6,380,000         9,700,000

Operating Expenses-
  Research and product development                   1,640,000        2,400,000
  Sales and marketing                                  920,000        1,740,000
  General and Administrative                           650,000        1,200,000
Total Operating Expense                              3,210,000        5,340,000
                                                 -------------    -------------

Net Operating Income                                3,170,000         4,360,000

Other Income (Expense)-
  Interest Income                                      40,000            60,000
  Interest Expense                                   (210,000)         (220,000)
  Other Income (Expense)                                    -                 -
                                                --------------     ------------

Net Income Before Income Taxes                   $  3,000,000      $  4,200,000
                                                  ============     ============


Note: These financial projections assume that the Company receives a cash infusion of $5,000,000 in the second quarter of 2001. Should additional cash funds be received, the nature of expenditures and results of operations would change.